Exhibit (i)(31)

JOHN H. LIVELY, Managing Partner

john.lively@practus.com

11300 Tomahawk Creek Pkwy., Suite 310

Leawood, KS 66211

(913) 660-0778

April 30, 2025

ETF Opportunities Trust

8730 Stony Point Parkway, Suite 205

Richmond, VA 23235

Ladies and Gentlemen:

We hereby consent to the use of our name and to the reference to our firm under the caption “Fund Service Providers” in the Prospectus and under the caption “Legal Counsel” in the Statement of Additional Information which are included in Post-Effective Amendment No. 258 to the Trust’s Registration Statement under the Securities Act of 1933, as amended (No. 333-234544), and Amendment No. 260 to the Trust’s Registration Statement under the Investment Company Act of 1940, as amended (No. 811-23439), on Form N-1A for the following series:

T-REX 2X LONG GME DAILY TARGET ETF	T-REX 2X LONG AVGO DAILY TARGET ETF
T-REX 2X LONG HOOD DAILY TARGET ETF	T-REX 2X INVERSE AVGO DAILY TARGET ETF
T-REX 2X LONG SMCI DAILY TARGET ETF	T-REX 2X LONG PANW DAILY TARGET ETF
T-REX 2X LONG DJT DAILY TARGET ETF	T-REX 2X INVERSE PANW DAILY TARGET ETF
T-REX 2X LONG MARA DAILY TARGET ETF	T-REX 2X LONG TSM DAILY TARGET ETF
T-REX 2X INVERSE MARA DAILY TARGET ETF	T-REX 2X INVERSE TSM DAILY TARGET ETF
T-REX 2X LONG RBLX DAILY TARGET ETF	T-REX 2X LONG SQ DAILY TARGET ETF
T-REX 2X LONG PLTR DAILY TARGET ETF	T-REX 2X INVERSE SQ DAILY TARGET ETF
T-REX 2X INVERSE PLTR DAILY TARGET ETF	T-REX 2X LONG AI DAILY TARGET ETF
T-REX 2X LONG ARM DAILY TARGET ETF	T-REX 2X LONG COIN DAILY TARGET ETF
T-REX 2X LONG SHOP DAILY TARGET ETF	T-REX 2X INVERSE COIN DAILY TARGET ETF
T-REX 2X INVERSE SHOP DAILY TARGET ETF	T-REX 2X LONG APPLE DAILY TARGET ETF
T-REX 2X LONG AMD DAILY TARGET ETF	T-REX 2X INVERSE APPLE DAILY TARGET ETF
T-REX 2X INVERSE AMD DAILY TARGET ETF	T-REX 2X LONG ALPHABET DAILY TARGET ETF
T-REX 2X LONG BA DAILY TARGET ETF	T-REX 2X INVERSE ALPHABET DAILY TARGET ETF
T-REX 2X INVERSE BA DAILY TARGET ETF	T-REX 2X LONG MICROSOFT DAILY TARGET ETF
T-REX 2X LONG SNOW DAILY TARGET ETF	T-REX 2X INVERSE MICROSOFT DAILY TARGET ETF
T-REX 2X INVERSE SNOW DAILY TARGET ETF

If you have any questions concerning the foregoing, please contact the undersigned at (913) 660-0778 or John.Lively@practus.com.

Regards,

/s/ John H. Lively
On behalf of Practus, LLP